                                  Exhibit 99.2

  Series 1999-1 Monthly Certificateholders' Statement for the month of May 2002

                                                                   Series 1999-1

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1999-1

  Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
     Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:

  Date of the Certificate                              June 10, 2002
  Monthly Period ending                                 May 31, 2002
  Determination Date                                   June 10, 2002
  Distribution Date                                    June 17, 2002

--------------------------------------------------------------------------------
                                     General
--------------------------------------------------------------------------------

101  Amortization Period                                                                                   Yes          101
102  Early Amortization Period                                                                             No           102
103  Class A Investor Amount paid in full                                                                  No           103
104  Class B Investor Amount paid in full                                                                  No           104
105  Collateral Interest Amount paid in full                                                               No           105
106  Saks Incorporated is the Servicer                                                                     Yes          106

--------------------------------------------------------------------------------
                                 Investor Amount
--------------------------------------------------------------------------------

                                                                          as of the end of            as of the end of
                                                                              the prior                 the relevant
                                                                           Monthly Period              Monthly Period
                                                                          ----------------            ----------------
107  Series 1999-1 Investor Amount                                         $   378,375,000  107(a)    $    378,375,000  107(b)
108    Class A Investor Amount                                             $   280,000,000  108(a)    $    280,000,000  108(b)
109    Class B Investor Amount                                             $    30,275,000  109(a)    $     30,275,000  109(b)
110    Collateral Interest Amount                                          $    68,100,000  110(a)    $     68,100,000  110(b)

111  Series 1999-1 Adjusted Investor Amount                                $   259,816,667  111(a)    $    141,258,333  111(b)
112    Class A Adjusted Investor Amount                                    $   161,441,667  112(a)    $     42,883,333  112(b)
113     Principal Account Balance with respect to Class A                  $   118,558,333  113(a)    $    237,116,667  113(b)
114    Class B Adjusted Investor Amount                                    $    30,275,000  114(a)    $     30,275,000  114(b)
115     Principal Account Balance with respect to Class B                  $             -  115(a)    $              -  115(b)
116    Collateral Interest Adjusted Amount                                 $    68,100,000  116(a)    $     68,100,000  116(b)
117     Principal Account Balance with respect to the Collateral           $             -  117(a)    $              -  117(b)
         Interest

118  Class A Certificate Rate                                                                               2.06000%    118
119  Class B Certificate Rate                                                                               2.27000%    119

                                                                                                      as of the end of
                                                                          For the relevant              the relevant
                                                                           Monthly Period              Monthly Period
                                                                          ---------------             ----------------
120  Series 1999-1 Investor Percentage with respect to Finance                21.73%        120(a)        12.24%        120(b)
     Charge Receivables
121    Class A                                                                13.50%        121(a)         3.71%        121(b)
122    Class B                                                                 2.53%        122(a)         2.62%        122(b)
123    Collateral Interest                                                     5.70%        123(a)         5.90%        123(b)

124  Series 1999-1 Investor Percentage with respect to Principal              31.65%        124(a)        32.77%        124(b)
     Receivables
125    Class A                                                                23.42%        125(a)        24.25%        125(b)
126    Class B                                                                 2.53%        126(a)         2.62%        126(b)
127    Collateral Interest                                                     5.70%        127(a)         5.90%        127(b)

128  Series 1999-1 Investor Percentage with respect to Allocable              21.73%        128(a)        12.24%        128(b)
     Amounts
129    Class A                                                                13.50%        129(a)         3.71%        129(b)
130    Class B                                                                 2.53%        130(a)         2.62%        130(b)
131    Collateral Interest                                                     5.70%        131(a)         5.90%        131(b)

                                                                   Series 1999-1

--------------------------------------------------------------------------------------------------------------
                                Series 1999-1 Investor Distributions
--------------------------------------------------------------------------------------------------------------
132   The sum of the daily allocations of collections of Principal
      Receivables for the relevant Monthly Period                                    $             -    132
133   Class A distribution of collections of Principal Receivables per
      $1,000 of original principal amount                                            $             -    133
134   Class B distribution of collections of Principal Receivables per
      $1,000 of original principal amount                                            $             -    134
135   Collateral Interest distribution of collections of Principal Receivables
      per $1,000 of original principal amount                                        $             -    135
136   Class A distribution attributable to interest per $1,000 of original
      principal amount                                                               $          1.89    136
137   Class B distribution attributable to interest per $1,000 of original
      principal amount                                                               $          2.08    137
138   Collateral Interest distribution attributable to interest per $1,000
      of original principal amount                                                   $          1.71    138
139   Monthly Servicing Fee for the next succeeding Distribution Date per
      $1,000 of original principal amount                                            $          0.62    139

--------------------------------------------------------------------------------------------------------------
                              Collections Allocated to Series 1999-1
--------------------------------------------------------------------------------------------------------------

140   Series allocation of collections of Principal Receivables                      $    78,041,851    140
141   Class A                                                                        $    48,492,680    141
142   Class B                                                                        $     9,093,786    142
143   Collateral Interest                                                            $    20,455,386    143

144   Series allocation of collections of Finance Charge Receivables                 $     4,858,379    144
145   Class A                                                                        $     3,018,839    145
146   Class B                                                                        $       566,120    146
147   Collateral Interest                                                            $     1,273,419    147

      Available Funds
      ---------------
148     Class A Available Funds                                                      $     3,246,426    148
149   The amount to be withdrawn from the Reserve Account to be included
      in Class A Available funds                                                     $             -    149
150   Principal Investment Proceeds to be included in Class A Available Funds        $       221,134    150

151   The amount of investment earnings on amounts held in the Reserve
      Account to be included in Class A Available funds                              $         6,453    151

152     Class B Available Funds                                                      $       566,120    152
153   The amount to be withdrawn from the Reserve Account to be included
      in Class B Available funds                                                     $             -    153
154   Principal Investment Proceeds to be included in Class B Available Funds        $             -    154

155     Collateral Interest Available Funds                                          $     1,273,419    155
156   The amount to be withdrawn from the Reserve Account to be included in
      Collateral Interest Available Funds                                            $             -    156
157   Principal Investment Proceeds to be included in Collateral Interest
      Available Funds                                                                $             -    157

--------------------------------------------------------------------------------------------------------------
                                   Application of Collections
--------------------------------------------------------------------------------------------------------------

      Class A
      -------
158   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus
      any additional interest with respect to interest amounts that                  $       528,733    158
      were due but not paid on a prior Distribution Date

159   If Saks Incorporated is no longer the Servicer, an amount equal to
      Class A Servicing fee for the related Distribution Date                        $             -    159
160   Class A Allocable Amount                                                       $       669,244    160
161   An amount to be included in the Excess Spread                                  $     2,048,449    161

                                                                   Series 1999-1

    Class B
    -------
162 Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any
    additional interest with respect to interest amounts that were due but not           $         62,997    162
    paid on a prior Distribution date
163 If Saks Incorporated is no longer the Servicer, an amount equal to Class B
    Servicing fee for the related Distribution Date                                      $              -    163
164 An amount to be included in the Excess Spread                                        $        503,123    164

    Collateral Interest
    -------------------
165 If Saks Incorporated is no longer the Servicer, an amount equal
    to Collateral Interest Servicing fee for the related Distribution Date               $              -    165

166 An amount to be included in the Excess Spread                                        $      1,273,419    166

167 Available Excess Spread                                                              $      3,824,992    167
168 Available Shared Excess Finance Charge Collections                                   $              -    168
169 Total Cash Flow available for Series 1999-1 waterfall                                $      3,824,992    169

170 Fund any Class A Required Amount                                                     $              -    170
171 Class A Investor Charge Offs which have not been previously reimbursed               $              -    171
172 Class B Required Amount to the extent attributable to line 162 and line 163
                                                                                         $              -    172
173 Class B Allocable Amount                                                             $        125,503    173
174 Excess of the Required Reserve Account Amount over the amount held in the
    Reserve Account                                                                      $              -    174
175 An amount equal to any unreimbursed reductions of the Class B Investor
    Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
    Principal Collections; (iii) reallocations of the Class B Investor Amount            $              -    175
    to the Class A Investor Amount
176 Collateral Monthly Interest for the related Distribution Date plus
    Collateral Monthly Interest previously due but not paid to holders of the
    Collateral Interest plus additional interest                                         $        116,111    176
177 Servicing Fee due for the relevant Monthly Period and not paid above plus
    any amounts previously due but not distributed to the Servicer                       $        235,431    177
178 Collateral Interest Allocable Amount                                                 $        282,303    178
179 Any unreimbursed reductions of the Collateral Interest Amount , if any, due to: (i) Collateral Interest Charge Offs; (ii) Reallocated Principal
    Collections; (iii) reallocations of the Collateral Interest Amount to the
    Class A or Class B Investor Amount                                                   $              -    179

180 Excess of the Required Spread Account Amount over the available Spread
    Account Amount                                                                       $              -    180
181 The aggregate of any other amounts, if any, then due to the Collateral
    Interest Holder                                                                      $              -    181
182 Shared Excess Finance Charge Collections                                             $      3,065,645    182

-----------------------------------------------------------------------------------------------------------------
                            Determination of Monthly Principal
-----------------------------------------------------------------------------------------------------------------

183 Available Principal Collections held in the Collection Account                       $    118,558,333    183
184 Available Principal Collections held in the Collection Account (prior to
    inclusion of amounts in line 185)                                                    $     78,041,851    184
185 Shared Principal Collections allocated to Series 1999-1                              $     40,516,482    185

186 Controlled Deposit Amount for the Monthly Period (sum of line 187 and line           $    118,558,333    186
187 Controlled Accumulation Amount for the Monthly Period                                $    118,558,333    187
188 Deficit Controlled Accumulation Amount                                               $              -    188

189 Principal Collections deposited for the Monthly Period                               $    118,558,333    189

190 Class A Monthly Principal                                                            $    118,558,333    190

191 Class B Monthly Principal (only after payout of Class A or the accumulation
    of the Class A Investor Amount)                                                      $              -    191
192 Available Principal Collections held in the Collection Account less portion
    of such Collections applied to Class A Monthly Principal                             $              -    192
193 Controlled Deposit Amount less Class A Monthly Principal                             $              -    193

                                                                   Series 1999-1

  194   Collateral Interest Monthly Principal (only after payout of Class A and Class B or the accumulation of the Class A and Class B
        Investor Amount)                                                                         $              -    194
  195   Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B
        Monthly Principal                                                                        $              -    195
  196   Controlled Deposit Amount less Class A and Class B Monthly Principal                     $              -    196

-------------------------------------------------------------------------------------------------------------------------
                                   Reallocated Principal Collections
-------------------------------------------------------------------------------------------------------------------------

  197   Reallocated Principal Collections                                                        $              -    197
  198     Collateral Subordinated Principal Collections (to the extent needed
        to fund Required Amounts)                                                                $              -    198
  199     Class B Subordinated Principal Collections (to the extent needed to
        fund Required Amounts)                                                                   $              -    199

-------------------------------------------------------------------------------------------------------------------------
               Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-------------------------------------------------------------------------------------------------------------------------

                                                                           %                         Amount
                                                                  --------------                -----------------
  200   Series 1999-1 Default Amount                                    21.73%         200(a)    $      1,077,049    200(b)
  201   Class A Investor Default Amount                                 13.50%         201(a)    $        669,244    201(b)
  202   Class B Investor Default Amount                                  2.53%         202(a)    $        125,503    202(b)
  203   Collateral Interest Default Amount                               5.70%         203(a)    $        282,303    203(b)

  204   Series 1999-1 Adjustment Amount                                                          $              -    204
  205   Class A Adjustment Amount                                                                $              -    205
  206   Class B Adjustment Amount                                                                $              -    206
  207   Collateral Interest Adjustment Amount                                                    $              -    207

  208   Series 1999-1 Allocable Amount                                                           $      1,077,049    208
  209   Class A Allocable Amount                                                                 $        669,244    209
  210   Class B Allocable Amount                                                                 $        125,503    210
  211   Collateral Interest Allocable Amount                                                     $        282,303    211

-------------------------------------------------------------------------------------------------------------------------
                                              Required Amounts
-------------------------------------------------------------------------------------------------------------------------

  212   Class A Required Amount                                                                  $              -    212
  213   Class A Monthly Interest for current                                                     $        528,733    213
        Distribution Date
  214   Class A Monthly Interest previously due but                                              $              -    214
        not paid
  215   Class A Additional Interest for prior Monthly Period or previously                       $              -    215
        due but not
  216   Class A Allocable Amount for current                                                     $        669,244    216
        Distribution Date
  217   Class A Servicing Fee (if Saks Incorporated is no longer the                             $              -    217
        Servicer)

  218   Class B Required Amount                                                                  $              -    218
  219   Class B Monthly Interest for current                                                     $         62,997    219
        Distribution Date
  220   Class B Monthly Interest previously due but                                              $              -    220
        not paid
  221   Class B Additional Interest for prior Monthly Period or previously                       $              -    221
        due but not
  222   Class B Servicing Fee (if Saks Incorporated is no longer the                             $              -    222
        Servicer)
  223   Excess of Class B Allocable Amount over funds available to make                          $              -    223
        payments

  224   Collateral Interest Required Amount                                                      $              -    224
  225   Collateral Monthly Interest for current                                                  $        116,111    225
        Distribution Date
  226   Collateral Monthly Interest previously due but                                           $              -    226
        not paid
  227   Collateral Interest Additional Interest for prior Monthly Period or
        previously due but not paid                                                              $              -    227
  228   Collateral Servicing Fee (if Saks Incorporated is no longer the                          $              -    228
        Servicer)
  229   Excess of Collateral Interest Allocable Amount over funds available
        to make payments                                                                         $              -    229

-------------------------------------------------------------------------------------------------------------------------
                                      Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------------------

        Class A
        -------
  230   Class A Investor Amount reduction                                                        $              -    230
  231     Class A Investor Charge Off                                                            $              -    231

        Class B
        -------
  232   Class B Investor Amount reduction                                                        $              -    232
  233     Class B Investor Charge Off                                                            $              -    233
  234     Reductions of the Class B Investor Amount due to Class A Allocable                     $              -    234
  235     Reallocated Principal Collections applied to Class A                                   $              -    235

                                                                   Series 1999-1

        Collateral Interest
        -------------------
  236   Collateral Interest Amount reduction                                            $          -    236
  237     Collateral Interest Charge Off                                                $          -    237
  238     Reductions of the Collateral Interest Amount due to Class A and Class
        B Allocable Amounts                                                             $          -    238
  239   Reallocated Principal Collections applied to Class A and Class B                $          -    239

------------------------------------------------------------------------------------------------------------
                                        Servicing Fee
------------------------------------------------------------------------------------------------------------

  240   Series 1999-1 Servicing Fee                                                     $    235,431    240
  241   Class A Servicing Fee                                                           $     71,472    241
  242   Class B Servicing Fee                                                           $     50,458    242
  243   Collateral Interest Servicing Fee                                               $    113,500    243

------------------------------------------------------------------------------------------------------------
                                        Reserve Account
------------------------------------------------------------------------------------------------------------

  244   Required Reserve Account Amount                                                 $  5,675,626    244
  245   Reserve Account reinvestment rate                                                      1.34%    245
  246   Reserve Account reinvestment earnings                                           $      6,453    246
  247   Reserve Account balance                                                         $  5,675,625    247

  248   Accumulation Period Length                                                           3 months   248

------------------------------------------------------------------------------------------------------------
                                      Excess Spread
------------------------------------------------------------------------------------------------------------

  249   Portfolio Yield for Monthly Period (excluding Shared Excess Finance
        Charge Collections from other Series)                                                  12.30%   249
  250   Base Rate for Monthly Period                                                            4.04%   250
  251   Portfolio Yield minus Base Rate for such Monthly Period                                 8.26%   251
  252   Three month average of Portfolio Yield minus Base Rate                                 12.41%   252


        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 2002.

        Saks Incorporated,
        as Servicer

        By /s/ Scott A. Honnold
        -----------------------
        Name: Scott A. Honnold
        Title: Vice President and Treasurer


                                                                      Page 5of 5